Exhibit 99.1

Hain Celestial Reports First Quarter Fiscal Year 2021 Financial Results

Third Consecutive Quarter of Net Sales Growth

360 Basis Point Expansion of Gross Margin

$44 Million Improvement in Operating Cash Flow

Gross Margin Improvement and Adjusted EBITDA Growth Expected to Continue

Lake Success, NY, November 9, 2020—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the first quarter ended September 30, 2020. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations. All growth comparisons are against corresponding prior year period unless otherwise noted.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “We are very pleased with our first quarter results, which exceeded our initial expectations of several hundred basis points of margin expansion, significant growth in adjusted EBITDA and mid-single digit adjusted net sales growth. The strength in adjusted earnings, in both the North America and International segments once again showcases our continued ability to execute against our transformational plan. While the current macro operating environment remains fluid, we remain confident and committed to sustainable long-term growth, including continued gross and adjusted EBITDA margin expansion and double-digit adjusted EBITDA growth in fiscal year 2021.”

FINANCIAL HIGHLIGHTS1

Summary of First Quarter Results from Continuing Operations2
•Net sales increased 3% to $498.6 million, or 1% on a constant currency basis, compared to the prior year period.
•When adjusted to exclude the effects of foreign exchange, divestitures and discontinued brands, net sales increased 5% compared to the prior year period.
•Gross margin of 23.9%, a 360 basis point increase from the prior year period.
•Adjusted gross margin of 24.1%, a 326 basis point increase from the prior year period.
•Operating income of $3.3 million compared to $2.5 million in the prior year period.
•Adjusted operating income of $38.8 million compared to $16.9 million in the prior year period.
•Net loss of $10.8 million primarily driven by the United Kingdom fruit business impairment of $32.5 million compared to $5.0 million in the prior year period.
•Adjusted net income of $27.4 million compared to $8.4 million in prior year period.
•Adjusted EBITDA of $54.9 million compared to $32.1 million in the prior year period.
•Adjusted EBITDA margin of 11.0%, a 435 basis point increase compared to the prior year period.
•Loss per diluted share of $0.11 compared to $0.05 in the prior year period.
•Adjusted earnings per diluted share (“EPS”) of $0.27 compared to $0.08 in the prior year period.
•Repurchased 1.3 million shares, or 1.3% of the outstanding common stock, at an average price of $32.81 per share.

1This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided herein in the tables.”
2Unless otherwise noted all results included in this press release are from continuing operations.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

•Net cash provided by continuing operations of $40.7 million compared to net cash used in continuing operations of $3.6 million in prior year period.
•Operating free cash flow from continuing operations of $28.5 million compared to negative operating free cash flow of $16.7 million in prior year period.

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

The Company operates under two reportable segments: North America and International.

North America
North America net sales in the first quarter were $280.7 million, an increase of 3% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales increased 10% from the prior year period.

Segment gross profit in the first quarter was $75.0 million, a 20% increase from the prior year period. Adjusted gross profit was $75.9 million, an increase of 19% from the prior year period. Gross margin was 26.7%, a 378 basis point increase from the prior year period and adjusted gross margin was 27.1%, a 347 basis point increase from the prior year period.

Segment operating income in the first quarter was $33.3 million, a 120% increase from the prior year period. Adjusted operating income was $34.7 million, an 83% increase from the prior year period.

Adjusted EBITDA in the first quarter was $39.1 million, a 63% increase from the prior year period. As a percentage of sales on a constant currency basis, North America adjusted EBITDA margin was 13.9%, a 510 basis point increase from the prior year period.

International
International net sales in the first quarter were $218.0 million, an increase of 4% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales decreased 1% compared to the prior year period.

Segment gross profit in the first quarter was $44.1 million, a 25% increase from the prior year period. Adjusted gross profit was $44.4 million, an increase of 22% from the prior year period. Gross margin was 20.3%, a 340 basis point increase from the prior year period and adjusted gross margin was 20.4%, a 299 basis point increase from the prior year period.

Segment operating loss in the first quarter was $15.9 million, compared to operating income of $9.1 million in the prior year period. The operating loss for the current period includes an impairment charge of $32.5 million related to the reserve recorded against the assets of the Company's United Kingdom fruit business resulting from held for sale classification. Adjusted operating income was $17.3 million, an increase of 51% from the prior year period.

Adjusted EBITDA in the first quarter was $26.7 million, a 35% increase from the prior year period. As a percentage of sales on a constant currency basis, International adjusted EBITDA margin was 12.2%, a 280 basis point increase from the prior year period.

CAPITAL MANAGEMENT

During the first quarter fiscal year 2021, the Company repurchased 1.3 million shares, or 1.3% of the outstanding common stock, at an average price of $32.81 per share for a total of $42.0 million, excluding commissions. As of September 30, 2020, the Company had $147.8 million remaining authorization under its share repurchase program.

FISCAL YEAR 2021 GUIDANCE

The Company reaffirms its expectation for gross and adjusted EBITDA margin expansion as well as strong double-digit adjusted EBITDA and operating free cash flow growth for fiscal year 2021. Due to the continuing uncertainty around the duration and impact of the COVID-19 pandemic, the Company is not providing specific financial guidance for fiscal year 2021. However, for second quarter fiscal year 2021, the Company expects mid-single digit topline growth (on a constant currency basis adjusted for divestitures and discontinued brands) with several hundred basis points of gross margin improvement and adjusted EBITDA growth similar to the growth in the second half of prior year.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Contacts:
Chris Mandeville and Anna Kate Heller
ICR
203-682-8304

Webcast Presentation
Hain Celestial will host a conference call and webcast tomorrow at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Clarks™, Cully & Sully®, Dream®, Earth's Best®, Ella's Kitchen®, Farmhouse Fare™, Frank Cooper's®, GG UniqueFiber®, Gale's®, Garden of Eatin'®, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine®, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Natumi®, New Covent Garden Soup Co.®, Orchard House®, Robertson's®, Sensible Portions®, Spectrum®, Sun-Pat®, Sunripe®, Terra®, The Greek Gods®, William's™, Yorkshire Provender® and Yves Veggie Cuisine®. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth's Best®, JASON®, Live Clean®, One Step® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s guidance for fiscal year 2021 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, challenges and uncertainty resulting from the COVID-19 pandemic, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, general economic and financial market conditions, the United Kingdom’s exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to implement cost reduction initiatives, the impact of our debt covenants, the potential discontinuation of LIBOR, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or new methods, future events or other changes.
Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including adjusted operating income and its related margin, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, net sales adjusted for the impact of foreign exchange, divestitures and discontinued brands, adjusted EBITDA and its related margin and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are provided herein in the tables. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations presented in accordance with GAAP.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for the impact of foreign currency, divestitures and discontinued brands to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines adjusted EBITDA as net income (loss) before income taxes, net interest expense, depreciation and amortization, equity in net loss of equity-method investees, stock-based compensation, net, impairment of long-lived assets, unrealized currency gains and losses, productivity and transformation costs, proceeds from an insurance claim, gains on sales of businesses, warehouse and manufacturing consolidation and other costs, plant closure related costs, SKU rationalization and inventory write-downs, litigation and related expenses and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Company defines operating free cash flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less purchases of property, plant and equipment. The Company views operating free cash flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2020	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$27,523	$37,771
Accounts receivable, net	166,086	170,969
Inventories	292,968	248,170
Prepaid expenses and other current assets	55,151	95,690
Assets held for sale	71,023	8,334
Total current assets	612,751	560,934
Property, plant and equipment, net	275,708	289,256
Goodwill	860,347	861,958
Trademarks and other intangible assets, net	319,760	346,462
Investments and joint ventures	17,899	17,439
Operating lease right-of-use assets	89,397	88,165
Other assets	23,872	24,238
Total assets	$2,199,734	$2,188,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$184,997	$171,009
Accrued expenses and other current liabilities	117,352	124,045
Current portion of long-term debt	445	1,656
Liabilities related to assets held for sale	26,209	3,567
Total current liabilities	329,003	300,277
Long-term debt, less current portion	289,042	281,118
Deferred income taxes	30,985	51,849
Operating lease liabilities, noncurrent portion	82,962	82,962
Other noncurrent liabilities	31,161	28,692
Total liabilities	763,153	744,898
Total stockholders' equity	1,436,581	1,443,554
Total liabilities and stockholders' equity	$2,199,734	$2,188,452

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	First Quarter
	2021	2020

Net sales	$498,627	$482,076
Cost of sales	379,463	384,245
Gross profit	119,164	97,831
Selling, general and administrative expenses	79,152	80,680
Amortization of acquired intangible assets	2,433	3,083
Productivity and transformation costs	1,802	14,175
Proceeds from insurance claim	—	(2,562)
Long-lived asset impairment	32,497	—
Operating income	3,280	2,455
Interest and other financing expense, net	2,453	6,294
Other (income) expense, net	(1,373)	1,328
Income (loss) from continuing operations before income taxes and equity in net loss of equity-method investees	2,200	(5,167)
Provision (benefit) for income taxes	12,962	(531)
Equity in net loss of equity-method investees	19	317
Net loss from continuing operations	$(10,781)	$(4,953)
Net income (loss) from discontinued operations, net of tax	11,266	(102,068)
Net income (loss)	$485	$(107,021)

Net (loss) income per common share:
Basic net loss per common share from continuing operations	$(0.11)	$(0.05)
Basic net income (loss) per common share from discontinued operations	0.11	(0.98)
Basic net loss per common share	$—	$(1.03)

Diluted net loss per common share from continuing operations	$(0.11)	$(0.05)
Diluted net income (loss) per common share from discontinued operations	0.11	(0.98)
Diluted net loss per common share	$—	$(1.03)

Shares used in the calculation of net (loss) income per common share:
Basic	101,558	104,225
Diluted	101,558	104,225

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	First Quarter
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$485	$(107,021)
Net income (loss) from discontinued operations	11,266	(102,068)
Net loss from continuing operations	(10,781)	(4,953)
Adjustments to reconcile net loss from continuing operations to net cash provided by (used in) operating activities from continuing operations:
Depreciation and amortization	13,761	13,923
Deferred income taxes	(930)	(4,404)
Equity in net loss of equity-method investees	19	317
Stock-based compensation, net	4,367	2,737
Long-lived asset impairment	32,497	—
Other non-cash items, net	(1,667)	1,764
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(3,575)	(853)
Inventories	(44,962)	(5,507)
Other current assets	37,869	14,223
Other assets and liabilities	(1,541)	144
Accounts payable and accrued expenses	15,612	(20,972)
Net cash provided by (used in) operating activities from continuing operations	40,669	(3,581)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(12,155)	(13,164)
Proceeds from sale of businesses and other	4,427	—
Net cash used in investing activities from continuing operations	(7,728)	(13,164)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	55,000	80,000
Repayments under bank revolving credit facility	(47,000)	(178,500)
Repayments under term loan	—	(206,250)
Proceeds from discontinued operations entities	—	312,195
(Repayments) borrowings of other debt, net	(1,439)	9
Share repurchases	(42,052)	—
Shares withheld for payment of employee payroll taxes	(468)	(312)
Net cash (used in) provided by financing activities from continuing operations	(35,959)	7,142
Effect of exchange rate changes on cash from continuing operations	2,500	(892)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash used in operating activities	—	(8,026)
Cash provided by investing activities	—	306,420
Cash used in financing activities	—	(306,366)
Effect of exchange rate changes on cash from discontinued operations	—	(537)
Net cash flows used in discontinued operations	—	(8,509)
Net decrease in cash and cash equivalents	(518)	(19,004)
Cash and cash equivalents at beginning of period	37,771	39,526
Cash and cash equivalents at end of period	$37,253	$20,522

To reconcile cash and cash equivalents on the Consolidated Balance Sheets to cash and cash equivalents at end of period on the Consolidated Statements of Cash Flows:

Cash and cash equivalents	$27,523	$20,522
Cash and cash equivalents classified in assets held for sale	9,730	—
Total cash and cash equivalents shown in the Statement of Cash Flows	$37,253	$20,522

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q1 FY21	$280,668	$217,959	$—	$498,627
Net sales - Q1 FY20	$271,701	$210,375	$—	$482,076
% change - FY'21 net sales vs. FY'20 net sales	3.3%	3.6%		3.4%

Gross Profit
Q1 FY21
Gross profit	$75,015	$44,149	$—	$119,164
Non-GAAP adjustments (1)	933	240	—	1,173
Adjusted gross profit	$75,948	$44,389	$—	$120,337
Gross margin	26.7%	20.3%		23.9%
Adjusted gross margin	27.1%	20.4%		24.1%

Q1 FY20
Gross profit	$62,361	$35,470	$—	$97,831
Non-GAAP adjustments (1)	1,725	1,076	—	2,801
Adjusted gross profit	$64,086	$36,546	$—	$100,632
Gross margin	23.0%	16.9%		20.3%
Adjusted gross margin	23.6%	17.4%		20.9%

Operating income (loss)
Q1 FY21
Operating income (loss)	$33,256	$(15,889)	$(14,087)	$3,280
Non-GAAP adjustments (1)	1,488	33,194	805	35,487
Adjusted operating income (loss)	$34,744	$17,305	$(13,282)	$38,767
Operating income (loss) margin	11.8%	(7.3)%		0.7%
Adjusted operating income margin	12.4%	7.9%		7.8%

Q1 FY20
Operating income (loss)	$15,132	$9,107	$(21,784)	$2,455
Non-GAAP adjustments (1)	3,896	2,344	8,222	14,462
Adjusted operating income (loss)	$19,028	$11,451	$(13,562)	$16,917
Operating income margin	5.6%	4.3%		0.5%
Adjusted operating income margin	7.0%	5.4%		3.5%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	First Quarter
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$498,627	$—	$498,627	$482,076	$—	$482,076
Cost of sales	379,463	(1,173)	378,290	384,245	(2,801)	381,444
Gross profit	119,164	1,173	120,337	97,831	2,801	100,632
Operating expenses (a)	114,082	(32,512)	81,570	83,763	(48)	83,715
Productivity and transformation costs	1,802	(1,802)	—	14,175	(14,175)	—
Proceeds from insurance claims	—	—	—	(2,562)	2,562	—
Operating income	3,280	35,487	38,767	2,455	14,462	16,917
Interest and other expense (income), net (b)	1,080	1,822	2,902	7,622	(2,659)	4,963
Provision (benefit) provision for income taxes	12,962	(4,562)	8,400	(531)	3,800	3,269
Net (loss) income from continuing operations	(10,781)	38,227	27,446	(4,953)	13,321	8,368
Net income (loss) from discontinued operations, net of tax	11,266	(11,266)	—	(102,068)	102,068	—
Net income (loss)	485	26,961	27,446	(107,021)	115,389	8,368

Diluted net (loss) income per common share from continuing operations	(0.11)	0.38	0.27	(0.05)	0.13	0.08
Diluted net income (loss) per common share from discontinued operations	0.11	(0.11)	—	(0.98)	0.98	—
Diluted net (loss) income per common share	—	0.27	0.27	(1.03)	1.11	0.08

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q1 FY21	Q1 FY20
Plant closure related costs	$579	$933
SKU rationalization and inventory write-down	204	(11)
Warehouse/manufacturing consolidation and other costs	390	1,879
Cost of sales	1,173	2,801

Gross profit	1,173	2,801

Long-lived asset impairment	32,497	—
Plant closure related costs	15	—
Litigation and related expenses	—	48
Operating expenses (a)	32,512	48

Productivity and transformation costs	1,802	14,175
Productivity and transformation costs	1,802	14,175

Proceeds from insurance claims	—	(2,562)
Proceeds from insurance claims	—	(2,562)

Operating income	35,487	14,462

Unrealized currency (gains) losses	(1,202)	1,684
Gain on sale of businesses	(620)	—
Deferred financing cost write-off	—	975
Interest and other (income) expense, net (b)	(1,822)	2,659

Income tax related adjustments	4,562	(3,800)
Provision (benefit) provision for income taxes	4,562	(3,800)

Net income from continuing operations	$38,227	$13,321

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Net Sales Growth
(unaudited and in thousands)

Q1 FY21	North America	International	Hain Consolidated
Net sales - Q1 FY21	$280.668	$217.959	$498.627
Divestitures and discontinued brands	(3,379)	(908)	(4,287)
Impact of foreign currency exchange	363	(9,886)	(9,523)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands - Q1 FY21	$277.652	$207.165	$484.817

Q1 FY20
Net sales Q1 FY20	$271.701	$210.375	$482.076
Divestitures and discontinued brands	(19,709)	(1,612)	(21,321)
Net sales adjusted for divestitures and discontinued brands - Q1 FY20	$251.992	$208.763	$460.755

Net sales growth	3.3%	3.6%	3.4%
Impact of foreign currency exchange	0.1%	(4.7)%	(2.0)%
Impact of divestitures and discontinued brands	6.6%	0.3%	3.8%
Net sales growth/(decline) on a constant currency basis adjusted for divestitures and discontinued brands	10.1%	(0.8)%	5.2%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA
(unaudited and in thousands)

	First Quarter
	2021	2020

Net income (loss)	$485	$(107,021)
Net income (loss) from discontinued operations	11,266	(102,068)
Net loss from continuing operations	$(10,781)	$(4,953)

Provision (benefit) for income taxes	12,962	(531)
Interest expense, net	2,154	4,552
Depreciation and amortization	13,761	13,923
Equity in net loss of equity-method investees	19	317
Stock-based compensation, net	4,367	2,737
Long-lived asset impairment	32,497	—
Unrealized currency (gains) losses	(1,202)	1,684
Productivity and transformation costs	1,150	14,175
Proceeds from insurance claim	—	(2,562)
Gain on sale of businesses	(620)	—
Warehouse/manufacturing consolidation and other costs	390	1,879
Plant closure related costs	(6)	832
SKU rationalization and inventory write-down	204	(11)
Litigation and related expenses	—	48
Adjusted EBITDA	$54,895	$32,090

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA by Segment
(unaudited and in thousands)

Q1 FY21	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$33,256	$(15,889)	$(14,087)	$3,280
Depreciation and amortization	4,145	8,862	754	13,761
Long-lived asset impairment	(11)	32,508	—	32,497
Productivity and transformation costs	554	445	803	1,802
Loss (gain) on sale of businesses	189	(1,344)	535	(620)
Warehouse/manufacturing consolidation and other costs	200	190	—	390
Plant closure related costs	(57)	51	—	(6)
SKU rationalization and inventory write-down	204	—	—	204
Other	642	1,881	1,064	3,587
Adjusted EBITDA	$39,122	$26,704	$(10,931)	$54,895

Q1 FY20	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$15,132	$9,107	$(21,784)	$2,455
Depreciation and amortization	4,348	7,926	1,649	13,923
Productivity and transformation costs	2,168	1,272	10,735	14,175
Proceeds from insurance claim	—	—	(2,562)	(2,562)
Warehouse/manufacturing consolidation and other costs	1,879	—	—	1,879
Plant closure related costs	37	795	—	832
SKU rationalization and inventory write-down	(190)	179	—	(11)
Litigation and related expenses	—	—	48	48
Other	665	432	254	1,351
Adjusted EBITDA	$24,039	$19,711	$(11,660)	$32,090

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA Margin at Constant Currency by Segment
(unaudited and in thousands)

Q1 FY21	North America	International	Corporate/Other	Hain Consolidated
Adjusted EBITDA - Q1 FY21	$39,122	$26,704	$(10,931)	$54,895
Impact of foreign currency exchange	61	(1,281)	—	(1,220)
Adjusted EBITDA on a constant currency basis - Q1 FY21	$39,183	$25,423	$(10,931)	$53,675

Net sales on a constant currency basis - Q1 FY21	281,031	208,073		489,104
Adjusted EBITDA margin on a constant currency basis	13.9%	12.2%		11.0%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Operating Free Cash Flow
(unaudited and in thousands)

	First Quarter
	2021	2020

Net cash provided by (used in) operating activities from continuing operations	$40,669	$(3,581)
Purchases of property, plant and equipment	(12,155)	(13,164)
Operating free cash flow from continuing operations (1)	$28,514	$(16,745)

(1) The increase in operating free cash flow resulted primarily from an improvement in net income adjusted for non-cash charges in the current period and greater cash generation from our working capital accounts.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com